DELAWARE VIP TRUST

Delaware VIP Global Bond Series
(the "Series")

Supplement to the Series' prospectuses dated April 30, 2004

Effective September 24, 2004, as approved by the Series' Board of Trustees and its shareholders, Delaware Management Company ("DMC") will begin serving as the investment manager of the Series pursuant to an Investment Management Agreement. DMC will provide overall day-to-day management of the Series. DMC replaces Delaware International Advisers Ltd. (now known as Mondrian Investment Partners Limited) as investment manager of the Series.

The following information replaces the section entitled Investment manager and Portfolio managers under the heading HOW WE MANAGE THE SERIES of the prospectuses:

Investment manager

Effective September 24, 2004, the Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

As a percentage of average daily net assets	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1,500 million 0.60% on assets in excess of $2,500 million

Prior to September 24, 2004, Delaware International Advisers Ltd. was the investment advisor for the Series, and was paid 0.71% of average daily net assets of the Series for the last fiscal year for the services it provided to the Series.

Portfolio manager

Phillip R. Perkins has primary responsibility for making the day-to-day investment decisions for the Series. Mr. Perkins assumed responsibility for the Series on September 24, 2004.

Philip R. Perkins, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for the Bank's Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a registered broker dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

The following information replaces the section entitled Who's who - Investment manager under the heading HOW WE MANAGE THE SERIES of the prospectuses:

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On June 30, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $107.0 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

This Supplement is dated October 7, 2004.